CTS Corporation 3rd Quarter 2023 Earnings Call October 26, 2023

Forward-Looking Statements This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management’s expectations, certain assumptions, and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties, and other factors, which could cause CTS’ actual results, performance, or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: supply chain disruptions; changes in the economy generally, including inflationary and/or recessionary conditions, and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises (including the effect of the COVID-19 pandemic on CTS’ business, results of operations or financial condition), natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; and risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the potential impact U.S./China relations and the conflict between Russia and Ukraine may have on our business, results of operations and financial condition). Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ most recent Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

Advancing Strategic Priorities While Navigating Operating Challenges 7 new non-Transportation customers Won first motor position development award 11 new EV platform wins $134.6M Revenue -11% YoY 34.5% Adjusted Gross Margin1 (210) bps YoY $0.54 Adj. Earnings Per Share1 $(0.08) YoY Q3 2023 Financials Highlights Notes: All comparisons vs. same period in prior year unless otherwise noted. 1 Adj. Gross Margin and Adj. Earnings per Share are non-GAAP financial measures. Refer to Appendix for reconciliation of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Q3 2023 Quarterly Update

Diversifying into Attractive Non-transportation End Markets Industrial Aerospace & Defense Medical Revenue ($ Millions) Revenue ($ Millions) Revenue ($ Millions) Near-Term Softness as Customer Inventories Stabilize; Tailwinds from Megatrends Support Long-Term Strategy Key New Wins HVAC Tunable Lenses Professional Audio Durable Goods: Controls Medical Therapeutics Medical Diagnostics Minimally Invasive Surgery Health Monitoring Sonar Satellite Thrusters Communications Aircraft Emergency Beacons

Continued Progress in Transportation – Won Motor Position Sensing Development Award

Revenue

($ Millions)



$210
$232
$232
Q3 YTD 2021
Q3 YTD 2022
Q3 YTD 2023

Total Booked Business[1]

($ Billions)



$1.41
$1.40
Q2 2023
Q3 2023

[1] Total booked business for Transportation at the end of Q2 2023 was adjusted down to $1.41 billion after taking into account program exits, expected volumes based on market conditions and other adjustments.

[2] Multiple patent applications pending on eBrake & Drive-Pad products

Significant Growth Opportunity from Electrification

95% of existing light vehicle portfolio transitions to EVs



Accelerator Modules



Chassis Height Sensor



Seat Belt Buckle Switch Sensor



Seat Track Position Sensor



Brake Position Sensor



Belt Tension Sensor

+

New products expand future content per vehicle[2]



eBrake™

First Award Secured



Drive-Pad ™

In Development



AC Motor Current Sensor

Secured Awards



AC Motor Position Sensor

In Development

11 New EV Platform Wins in Q3 2023

Content Per Vehicle Grows to >2x With EV-Focused New Products

5

$2.25 $2.15 Notes: 1 CAGR based on mid-point of 2023 guidance 2 Adjusted Diluted EPS is a non-GAAP financial measure. Refer to Appendix for reconciliation of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. FY 2023 Guidance Revenue ($ Millions) Adjusted Diluted EPS 2 $545 $555 2020-2023 CAGR 9% 1 Stable medical & aerospace/defense end markets Softness in industrial end market and distribution channel expected to continue into early 2024 Softer smart actuator demand for commercial vehicles in the 4th quarter and into 2024 Light vehicle market forecasts - NA 15M, China 26M, Europe 16-17M units; UAW strike risk Tax rate in the range of 20-23% excluding discrete items Key Outlook Assumptions 2020-2023 CAGR 25% 1

3rd Quarter Financial Results

Notes: All comparisons vs. same period in prior year unless otherwise noted. 1 Adj. Diluted EPS, Adj. Gross Margin and Adj. EBITDA Margin are non-GAAP financial measures. Refer to Appendix for reconciliation of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Revenue down 11% vs. Q3 2022 Transportation revenue down 3% Softening commercial vehicle demand Non-transportation revenue down 20% Continued softness in industrial, distribution Adjusted Gross Margin down 210 bps Unfavorable end-market mix FX impact $1.8 million unfavorable Focus on operating expenses Cost measures in light of current market conditions One-time Q3 benefit from incentive compensation reserve release Net Income $11.8 $14.0 Diluted EPS $0.37 $0.44 Adj. Diluted EPS1 $0.62 $0.54 Adj. Gross Margin1 36.6% 34.5% Adj. EBITDA Margin1 22.3% 22.5% Revenue Q3 2023 Financial Summary Results ($ Millions, except EPS) Highlights

Cash and Debt2 $30M Returned to Shareholders YTD Q3 20234 $46M YTD Q3 2023 Free Cash Flow3 Strong Balance Sheet Solid Foundation for Strategic M&A $11M YTD Q3 2023 Capital Expenditures Borrowed Total Facility Operating Cash Flow1 Prioritizing strong cash flow generation ($ Millions) ($ Millions) Notes: 1 2022 results include $34m related to the US pension plan 2 Cash and Debt balance as of September 30, 2023 3 Free Cash Flow is a non-GAAP financial measure. Refer to Appendix for reconciliation of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. 4 Returned to shareholders consists of buy back & dividends

Q & A

Appendix

Non-GAAP Financial Measures From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS believes that the non-GAAP financial measures presented are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. Non-GAAP measures should not be used by investors or third parties as the sole basis for formulating investment decisions, as they may exclude a number of important cash and non-cash recurring items. CTS has presented these non-GAAP financial measures as it believes that the presentation of its financial results that exclude (1) restructuring charges; (2) environmental charges; (3) acquisition-related costs; (4) inventory fair value step-up costs; (5) foreign exchange (gains) losses; (6) non-cash pension expenses (income); and (7) certain discrete tax items are useful and assist in comparing CTS’ current operating results with past periods and with the operational performance of other companies in its industry. Included below is a description of the expenses that CTS has determined are not normal, recurring cash operating expenses necessary to operate its business and the rationale for why providing financial measures for its business with such expenses excluded or adjusted is useful to investors as a supplement to the U.S. GAAP measures. • Restructuring charges - costs primarily relating to workforce reduction costs, building and equipment relocation costs, asset impairment charges and other facility closure costs in connection with our continued optimization of our organization. • Environmental charges - costs associated with our non-operating facilities that are unrelated to ongoing operations. • Acquisition-related costs - diligence and transaction costs related to acquisitions. • Inventory fair value step-up costs - purchase accounting-related inventory costs from acquisitions. • Foreign exchange (gains) losses - remeasurement income and expenses for non-U.S. subsidiaries with the U.S. dollar as the functional currency. • Non-cash pension expenses (income) - pension income and expenses relating to the non-operating U.S. pension and post-retirement life insurance plans, including historical plan settlement activities. • Discrete tax items - non-recurring, infrequent, or unusual tax adjustments (e.g., valuation allowances, uncertain tax position changes, unremitted assertion changes and discrete impacts associated with pre-tax non-GAAP items, etc.). At times, the reconciliations below have been intentionally rounded to the nearest thousand, or $0.01 for EPS figures, and, therefore, may not sum. CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition-related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

Adjusted Diluted EPS Regulation G Schedules 2023 2022 2023 2022 2022 2021 2020 Diluted earnings (loss) per share 0.44 $ 0.37 $ 1.43 $ 1.38 $ 1.85 $ (1.30) $ $1.06 Restructuring charges 0.10 0.01 0.17 0.04 0.05 0.06 0.04 Foreign currency (gain) loss (0.01) 0.01 0.07 0.12 0.15 0.10 (0.16) Non-cash pension expense - 0.16 - 0.16 0.16 3.13 0.06 Environmental charges 0.01 0.01 0.08 0.04 0.07 0.05 0.07 Acquisition-related costs - - - 0.07 0.07 - 0.01 Inventory fair value step-up - 0.06 - 0.09 0.10 - - Discrete tax items - - - - 0.01 (0.11) 0.04 Adjusted diluted earnings per share 0.54 $ 0.62 $ 1.75 $ 1.90 $ 2.46 $ 1.93 $ $1.12 Tax affected adjustments to reported diluted earnings (loss) per share: Full Year Year-to-Date Q3

Regulation G Schedules ($ Millions) Adjusted EBITDA Margin 2023 2022 2023 2022 2022 2021 2020 Net earnings (loss) 14.0 $ 11.8 $ 45.2 $ 44.6 $ 59.6 $ (41.9) $ 34.7 $ Net sales 134.6 $ 151.9 $ 425.7 $ 444.6 $ 586.9 $ 512.9 $ 424.1 $ Net earnings (loss) margin 10.4% 7.8% 10.6% 10.0% 10.2% -8.2% 8.2% Depreciation and amortization expense 7.3 8.0 21.4 21.7 29.8 26.9 26.7 Interest expense 1.0 0.3 2.5 1.5 2.2 2.1 3.3 Tax expense (benefit) 4.8 5.5 12.3 15.3 21.2 (19.0) 10.8 EBITDA 27.0 25.6 81.5 83.2 112.7 (31.8) 75.4 Adjustments to EBITDA: Restructuring charges 3.2 0.5 6.0 1.4 1.9 1.7 1.8 Environmental charges 0.4 0.3 3.1 1.8 2.8 2.3 2.8 Acquisition-related costs - - 0.2 2.5 2.5 - 0.3 Inventory fair value step-up - 2.2 - 3.3 4.0 - - Non-cash pension and related expense - 4.7 - 4.8 4.8 132.4 2.5 Foreign currency (gain) loss (0.3) 0.5 2.3 4.0 4.9 3.3 (5.3) Total adjustments to EBITDA 3.3 8.2 11.7 17.9 20.9 139.7 2.1 Adjusted EBITDA 30.3 $ 33.8 $ 93.1 $ 101.1 $ 133.6 $ 107.9 $ 77.5 $ Adjusted EBITDA margin 22.5% 22.3% 21.9% 22.7% 22.8% 21.0% 18.3% Full Year Q3 Year-to-Date

Regulation G Schedules ($ Millions) Adjusted Gross Margin 2023 2022 2023 2022 2022 2021 2020 Gross margin 46.4 $ 53.3 $ 148.8 $ 159.5 $ 210.5 $ 184.6 $ 139.1 $ Net sales 134.6 $ 151.9 $ 425.7 $ 444.6 $ 586.9 $ 512.9 $ 424.1 $ Gross margin as a % of net sales 34.5% 35.1% 35.0% 35.9% 35.9% 36.0% 32.8% Adjustment to reported gross margin: Inventory fair value step-up - 2.2 - 3.3 4.0 - - Adjusted gross margin 46.4 $ 55.6 $ 148.8 $ 162.9 $ 214.5 $ 184.6 $ 139.1 $ Adjusted gross margin as a % of net sales 34.5% 36.6% 35.0% 36.6% 36.5% 36.0% 32.8% Full Year Q3 Year-to-Date

Regulation G Schedules

Adjusted Net Earnings

($ Millions)

	Q3		Year-to-Date		Full Year		
	2023	2022	2023	2022	2022	2021	2020
Net earnings (loss) (A)	**$ 14.0**	**$ 11.8**	**$ 45.2**	**$ 44.6**	**$ 59.6**	**$ (41.9)**	**$ 34.7**
Net sales	$ 134.6	$ 151.9	$ 425.7	$ 444.6	$ 586.9	$ 512.9	$ 424.1
Net earnings (loss) as a % of net sales	**10.4%**	**7.8%**	**10.6%**	**10.0%**	**10.2%**	**-8.2%**	**8.2%**
Adjustments to reported net earnings (loss):							
Restructuring charges	3.2	0.5	6.0	1.4	1.9	1.7	1.8
Environmental charges	0.4	0.3	3.1	1.8	2.8	2.3	2.8
Acquisition-related costs	-	-	0.2	2.5	2.5	-	0.3
Inventory fair value step-up	-	2.2	-	3.3	4.0	-	-
Non-cash pension and related (income) expense	-	4.7	-	4.8	4.8	132.4	2.5
Foreign currency loss (gain)	(0.3)	0.5	2.3	4.0	4.9	3.3	(5.3)
Total adjustments to reported net earnings (loss)	$ 3.3	$ 8.2	$ 11.7	$ 17.8	$ 20.9	$ 139.7	$ 2.1
Total adjustments, tax affected **(B)**	$ 3.0	$ 8.0	$ 10.2	$ 16.6	$ 19.3	$ 108.6	$ 0.4
Tax adjustments:							
Increase in valuation allowances	-	-	-	-	-	0.9	0.2
Other discrete tax items	-	-	-	-	0.2	(4.7)	1.2
Total tax adjustments **(C)**	$ -	$ -	$ -	$ -	$ 0.2	$ (3.8)	$ 1.4
Adjusted net earnings (A+B+C)	**$ 17.0**	**$ 19.8**	**$ 55.5**	**$ 61.3**	**$ 79.1**	**$ 63.0**	**$ 36.5**
Adjusted net earnings as a % of net sales	12.6%	13.0%	13.0%	13.8%	13.5%	12.3%	8.6%

NOTE: CTS believes that adjusted gross margin, adjusted EBITDA margin, adjusted net earnings and adjusted diluted earnings per share provide useful information to investors regarding its operational performance because they enhance an investor's overall understanding of CTS' core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS' fundamental business operations (such as those items noted above in the paragraph titled "Non-GAAP Financial Measures") or were not part of CTS' business operations during a comparable period.

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($ Millions) Free Cash Flow Regulation G Schedules ($ Millions) Controllable Working Capital 2023 2022 2023 2022 2022 2021 2020 Net cash provided by operating activities 22.1 $ 60.4 $ 56.7 $ 60.1 $ 121.2 $ 86.1 $ 76.8 $ Capital expenditures (2.7) (2.3) (11.2) (8.1) (14.3) (15.6) (14.9) Free cash flow 19.4 $ 58.1 $ 45.5 $ 52.0 $ 106.9 $ 70.5 $ 61.9 $ Full Year Q3 Year-to-Date 2023 2022 2022 2021 2020 Net accounts receivable 89.6 $ 97.0 $ 90.9 $ 82.2 $ 81.0 $ Net inventory 65.4 $ 63.5 $ 62.3 $ 49.5 $ 45.9 $ Accounts payable (49.8) $ (65.7) $ (53.2) $ (55.5) $ (50.5) $ Controllable working capital 105.1 $ 94.8 $ 100.0 $ 76.2 $ 76.4 $ Quarter sales 134.6 $ 151.9 $ 142.3 $ 132.5 $ 123.0 $ Multiplied by 4 4 4 4 4 4 Annualized sales 538.2 $ 607.6 $ 569.1 $ 530.0 $ 492.1 $ 19.5% 15.6% 17.6% 14.4% 15.5% Controllable working capital as a % of annualized sales Full Year Q3 NOTE: CTS believes that free cash flow is a useful measure because it demonstrates the company’s ability to generate cash. Free cash flow is a non-GAAP measure and should be considered in addition to, but not as a substitute for, information contained in the company's condensed consolidated statement of cash flows as a measure of liquidity.